UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)

FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND

CLASS I (FLIIX)

FIRST SENTIER AMERICAN LISTED INFRASTRUCTURE FUND

CLASS I (FLIAX)

ANNUAL REPORT

October 31, 2021

First Sentier Global Listed Infrastructure Fund

October 31, 2021

Dear Shareholder,

We are pleased to present the annual report for the First Sentier Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal period from November 1, 2020 to October 31, 2021.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2021, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark index.

Period	Fund (net of fees)	FTSE Global Core Infrastructure 50/50 Index (Net TR)
1 Year	19.36%	21.01%
3 Years	9.35%	9.69%
Since Inception (2/28/2017)	7.22%	7.98%

Performance greater than one year is annualized. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The gross expense ratio of the Fund is 1.51%.

The Fund provides investors with exposure to a range of global listed infrastructure assets, including toll roads, airports, railroads, utilities, pipelines and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which can provide investors with inflation-protected income and steady capital growth.

Global listed infrastructure delivered strongly positive returns during the fiscal period November 1, 2020 through October 31, 2021. Fluctuating delta variant coronavirus case numbers and emerging concerns for inflation were outweighed by generally favourable economic data, robust company earnings results and the ongoing rollout of coronavirus vaccination programs across much of the world.

Every infrastructure sector delivered positive returns over this period, led by those with greater sensitivity to economic activity levels. Pipelines were the best performing sector, reflecting undemanding valuation multiples at the start of the period under review, robust earnings numbers and strong energy prices. A bidding war between Pembina Pipeline and alternative asset manager Brookfield for Canada’s Inter Pipeline further illustrated the keen demand for energy infrastructure assets.

Airports rose sharply as investors looked forward to a return to international travel. Over the summer, a number of European countries re-opened their borders to U.S. travelers. In September 2021 this was reciprocated by the announcement of U.S. plans to ease pandemic-related restrictions for air travelers from 33 countries including China, India, Brazil and most of Europe. Increasing vaccination rates across most developed markets also augur well for a passenger recovery in coming months.

North American freight rail stocks also outperformed, aided by a faster than expected volume recovery as the year progressed. The adoption of Precision Scheduled Railroading principles, which enable companies to run longer trains with fewer employees, drove productivity improvements in this space despite considerable supply chain disruption. Effective pricing power underpinned better-than-expected earnings growth for the September quarter for companies including Norfolk Southern, CSX Corp. and Union Pacific.

Toll roads were also buoyed - albeit to a lesser extent - by the prospect of higher traffic volumes. However toll road operators in Europe and China were affected by the prospect of additional coronavirus lockdown measures. In September 2021, a consortium led by Australian toll road operator Transurban acquired the 49% of Sydney toll road project WestConnex that it did not already own from the New South Wales state government. The move consolidates Transurban’s dominant position within the Australian toll road market.

Towers / Data Centres rose on positive earnings numbers and the anticipation of higher earnings growth as telecom operators ready themselves to deploy 5G equipment onto tower sites at scale. For example in March 2021, U.S. telecom company Verizon, one of the towers’ largest customers, announced plans to increase its capex budget by U.S. $10 billion (or 18%) over the next three years to deploy newly acquired 5G spectrum. We expect this will see more capacity being taken up on towers, leading to increased revenue under long-term contracts.

The lower beta electric gas and multi-utilities sectors lagged in this risk-on environment as investors preferred companies with greater exposure to economic re-opening / recovery themes. As regulated suppliers of essential services, typically operating from monopoly market positions, utilities tend to offer defence from falling markets, but can be overlooked in momentum-driven rising markets. Over the longer term we believe these companies are positioned to benefit substantially from global measures to transition to cleaner energy sources.

Positioning
The Fund is managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing. These sectors share common characteristics, like barriers to entry and pricing power, which can potentially provide investors with inflation-protected income and strong capital growth over the medium-term.

Toll roads represent the portfolio’s largest sector overweight, via positions in European, Asia Pacific and Latin American operators. We believe these companies represent exceptional value at current levels, with traffic volumes proving significantly more resilient than those of other transport infrastructure assets. While new coronavirus variants have clouded the near term outlook, we remain confident that toll roads will lead a return to normal demand levels as economic activity levels pick up.

The portfolio is also overweight Railroads, primarily via exposure to large cap North American freight rail operators. These firms are unique and valuable franchises. Their wholly-owned track networks are high quality infrastructure assets which can never be replicated. They typically operate under duopoly market conditions, with significant numbers of captive customers such as grain, chemical and auto producers giving them strong pricing power over long haul routes. Improving operating efficiency provides further scope to grow earnings.

The portfolio is underweight Electric / Multi-Utilities. While these companies represent a large segment of the global listed infrastructure universe, and are a good source of yield and defence, some are trading at levels where limited mispricing is evident. That said, a substantial portion of the portfolio still consists of high conviction utility holdings. The portfolio’s focus is on companies with the scope to derive steady, low risk earnings growth from rate base investment (replacing ageing distribution networks, upgrading substations, expanding transmission lines); and the replacement of older coal-fired power stations with wind farms and solar power.

The portfolio is also underweight the Airports sector. It remains to be seen how quickly consumer behaviour will return to normal, while business travel may never regain previous levels. The portfolio’s exposure is focused primarily on higher quality European operators such as Spain’s AENA whose passenger mix is tilted towards Leisure and VFR (visiting friends and relatives) travellers. These categories could see numbers rebound sharply as travel restrictions are lifted.

Conclusion
The global listed infrastructure asset class is positioned to benefit from a number of positive drivers over the course of the next 12 months. Government attempts to bolster economic fundamentals through infrastructure and green energy stimulus plans are likely to prove supportive of many global listed infrastructure firms. In particular, the ongoing repair and replacement of old energy transmission and distribution grids, along with the accelerating build-out of renewables, should represent a steady source of utility earnings growth over many years. The 2021 United Nations Climate Change Conference (COP26) highlighted the scale of the work required to successfully transition away from fossil fuels. Large-cap, listed electric utilities such as NextEra Energy, Iberdrola and SSE will be at the heart of this vital transformation.

There remains scope for a recovery in traffic / passenger volumes across coronavirus-impacted infrastructure sectors such as toll roads, airports and passenger rail following the rollout of vaccine programs. While the emergence of new variants may affect the timing of this recovery, we remain confident in this eventual outcome. Toll road traffic volumes in particular have proved more resilient than those of other transport infrastructure assets; and toll roads such as Transurban and Vinci are now leading the way towards (or have already achieved) a return to normal demand levels.

Ever-increasing demand for wireless data / connectivity continues to underpin steady earnings growth for Towers and Data Centres including American Tower and SBA Communications, insulating them from the ebbs and flows of the broader global economy. The changes required during the coronavirus pandemic have already led to a greater reliance on wireless data in many people’s everyday lives. The adoption of 5G technology over the medium term will require networks to handle increased data speed, and a much higher number of connected devices. For example, wireless data traffic is expected to grow within the U.S. by a compound annual growth rate of 28% between 2021 and 2026. Tower infrastructure will be essential to support this growth.

Sincerely,

The First Sentier Investors Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

You cannot invest directly in an index.

Beta is a measure of volatility relative to the market.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

First Sentier American Listed Infrastructure Fund

October 31, 2021

Dear Shareholder,

We are pleased to present the inaugural annual report for the First Sentier American Listed Infrastructure Fund (NASDAQ: FLIAX), (the “Fund”); covering the fiscal period from inception on December 29, 2020 to October 31, 2021.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2021, compared to the FTSE USA Core Infrastructure Capped Net Index, the Fund’s benchmark index.

Period	Fund (net of fees)	FTSE USA Core Infrastructure Capped Index
3 Months	4.03%	4.46%
Since Inception (12/29/2020)	21.20%	19.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The gross expense ratio of the Fund is 5.43%.

The First Sentier American Listed Infrastructure Fund is a United States-focused liquid real asset strategy. It seeks to provide investors with inflation protected income and solid capital growth, by investing in the shares of essential service infrastructure companies that own assets in the U.S. These companies include electric, gas and water utilities, wireless towers, railroads, energy midstream (oil and natural gas pipelines & storage), waste management, data centers, toll roads and airports.

The Fund delivered strongly positive returns during the fiscal period from inception on December 29, 2020 through October 31, 2021. It returned over 21% during the period under review, outperforming its benchmark by 2.1% after fees.

Positioning within the Electric and Gas Utilities space was the largest single positive driver of relative performance. Strongly performing holdings included companies deriving steady earnings growth by investing to repair / replace aging transmission and distribution grids; operators with scope to grow earnings by investing in the build-out of renewables such as NextEra Energy and Alliant Energy; and turnaround / self-help stories such as FirstEnergy and Exelon.

Overweight exposure to communications infrastructure companies also aided relative returns. Wireless Tower operators SBA Communications and American Tower rose in anticipation of higher earnings growth as telecom operators ready themselves to deploy 5G equipment onto tower sites at scale. Holdings in Data Center operators CyrusOne and Coresite also gained after both companies received takeover offers during this period.

On the negative side, underweight exposure to Energy midstream detracted from relative performance. The sector delivered strong gains during the first 10 months of 2021, reflecting undemanding valuation multiples at the start of the period under review, robust earnings numbers and rising energy prices.

Positioning
The Fund is actively managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing.

The portfolio is overweight the Electric and Gas Utility sectors, with a preference for utilities with higher quality assets, material scope for capital expenditure-related earnings growth, or clear mispricing.

The portfolio also has an overweight exposure to Wireless Towers / Data Centers. These companies’ structural growth drivers of increasing data mobility / connectivity needs in coming years remain robust.

The portfolio has an underweight exposure to railroads. This reflects an underweight exposure to Union Pacific, which has traded up to valuation multiples where limited mispricing is evident; and zero-weight exposure to Kansas City Southern, which is going through the process of being acquired by larger peer Canadian Pacific.

Conclusion
The outlook for American Listed Infrastructure is positive. The asset class is positioned to potentially benefit from a number of substantial growth drivers. These include the decarbonization of electricity via renewable energy; the growing need for data mobility and connectivity; and the replacement of aging transport networks and utility grids. The structural nature of these themes should enable many listed infrastructure companies to derive steady earnings growth over long time frames, with limited sensitivity to the broader economic cycle.

An increasingly pressing question for investors is whether current rising prices are a transitory phenomenon, or whether the world economy is now about to embark on a sustained period of higher inflation. Infrastructure assets are typically able to increase prices in line with inflation – either via the terms of regulatory frameworks or concession agreements; or in some cases by operating from a strong strategic position with limited competition. We believe this provides an opportunity for infrastructure assets to maintain and grow earnings in real terms, supporting a stable and growing distribution yield. We believe that American Listed Infrastructure could provide a compelling opportunity in the event of a higher inflation environment.

Sincerely,

The First Sentier Investors Management Team

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE USA Core Infrastructure Capped Net Index comprises the U.S. constituents of the FTSE Developed Core Infrastructure Index, which are capped to limit the exposure of particular infrastructure subsectors. Constituents are selected from the underlying index using FTSE Russell’s definition of infrastructure.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First Sentier Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core

Infrastructure 50-50 Net Index

Average Annual Total Return:	1 Year	Since Inception[1]
First Sentier Global Listed Infrastructure Fund - Class I	19.36%	7.22%
FTSE Global Core Infrastructure 50-50 Net Index	21.01%	7.98%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040. Gross expense ratio - 1.51% as reported in the Prospectus dated February 28, 2021.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

[1] The Fund commenced operations on February 28, 2017.

FIRST SENTIER AMERICAN LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First Sentier American Listed Infrastructure Fund - Class I vs. the FTSE USA Core

Infrastructure Capped Index

Total Return:	Since Inception[1]
First Sentier American Listed Infrastructure Fund - Class I	21.20%
FTSE USA Core Infrastructure Capped Index	19.10%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.  Gross expense ratio - 1.51% as reported in the Prospectus dated February 28, 2021.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE USA Core Infrastructure Capped Index comprises the U.S. constituents of the FTSE Developed Core Infrastructure Index, which are capped to limit the exposure of particular infrastructure subsectors.

[1] The Fund commenced operations on December 29, 2020.

First Sentier Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2021

Shares		Value
	COMMON STOCKS: 84.98%
	Airport Services - 6.55%
16,213	Aena SME SA*^	$2,662,773
5,778	Flughafen Zurich AG*^	1,043,432
45,485	Grupo Aeroportuario del Sureste SAB de CV - Class B^	918,824
		4,625,029

	Construction & Engineering - 1.95%
12,861	VINCI SA^	1,374,976

	Electric Utilities - 29.59%
19,872	Alliant Energy Corp.	1,124,159
101,000	CLP Holdings Ltd.^	988,883
13,660	Duke Energy Corp.	1,393,457
39,500	Emera, Inc.^	1,837,759
12,048	Entergy Corp.	1,241,185
18,256	Evergy, Inc.	1,163,820
21,322	Eversource Energy	1,810,238
41,072	First Energy Corp.	1,582,504
62,272	Iberdrola SA^	736,006
52,180	NextEra Energy, Inc.	4,452,519
16,047	Pinnacle West Capital Corp.	1,034,871
61,233	SSE plc^	1,378,943
33,215	Xcel Energy, Inc.	2,145,357
		20,889,701

	Environmental & Facilities Services - 1.04%
5,435	Republic Services, Inc.	731,551

	Gas Utilities - 5.94%
15,295	Atmos Energy Corp.	1,408,975
419,000	China Gas Holdings Ltd.^	1,045,833
44,040	Rubis SCA^	1,411,454
18,800	Tokyo Gas Co. Ltd.^	326,235
		4,192,497

	Highways & Railtracks - 12.80%
72,212	Atlantia SpA*^	1,395,745
408,000	CCR SA^	832,801
1,166,000	Jiangsu Expressway Co. Ltd. - Class H^	1,105,636
108,097	Promotora y Operadora de Infraestructura SAB de CV^	796,236
481,298	Transurban Group^	4,904,003
		9,034,421

	Integrated Telecommunication Services - 1.45%
92,448	Infrastrutture Wireless Italiane SpA^	1,021,378

	Multi-Utilities - 7.85%
10,385	Avista Corp.	413,427
48,018	CenterPoint Energy, Inc.	1,250,389
46,510	Dominion Energy, Inc.	3,531,504
85,448	Hera SpA^	349,589
		5,544,909

	Oil & Gas Storage & Transportation - 4.92%
14,600	Cheniere Energy, Inc.*	1,509,640
59,300	Pembina Pipeline Corp.^	1,963,091
		3,472,731

First Sentier Global Listed Infrastructure Fund

Schedule of Investments (Continued)
at October 31, 2021

Shares		Value
	Railroads - 10.24%
476,648	Aurizon Holdings Ltd.^	$1,215,192
10,600	Canadian National Railway Co.	1,408,765
48,931	CSX Corp.	1,769,834
8,115	Norfolk Southern Corp.	2,378,101
9,600	West Japan Railway Co.^	453,174
		7,225,066

	Water Utilities - 2.65%
718,000	Guangdong Investment Ltd.^	902,787
25,848	Severn Trent plc^	968,066
		1,870,853
	TOTAL COMMON STOCKS (Cost $57,582,718)	59,983,112

	MLP INVESTMENTS: 2.17%
	Oil & Gas Storage & Transportation - 2.17%
67,626	Enterprise Products Partners, LP	1,533,758
	TOTAL MLP INVESTMENTS (Cost $1,201,012)	1,533,758

	REITs: 9.56%
	Real Estate - 9.56%
13,656	American Tower Corp.	3,850,582
6,126	CyrusOne, Inc.	502,455
6,931	SBA Communications Corp.	2,393,482
	TOTAL REITs (Cost $5,706,010)	6,746,519

	Total Investments in Securities (Cost $64,489,740): 96.71%	68,263,389
	Other Assets in Excess of Liabilities: 3.29%	2,324,754
	Net Assets: 100.00%	$70,588,143

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SpA	Società per Azioni is the Italian term for a limited share company.
AG	Aktiengesellschaft is the German term for a public limited company.
SCA	Societe en commandite par actions is the French term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	56.52%
Australia	8.59%
Canada	7.38%
China	5.64%
Spain	4.81%
France	3.85%
Italy	3.83%
United Kingdom	3.21%
Mexico	2.43%
Switzerland	1.48%
Brazil	1.16%
Japan	1.10%
100.00%

First Sentier American Listed Infrastructure Fund

Schedule of Investments
at October 31, 2021

Shares		Value
	COMMON STOCKS: 79.20%
	Electric Utilities - 35.05%
1,846	Alliant Energy Corp.	$104,428
1,793	Duke Energy Corp.	182,904
1,400	Emera, Inc.^	65,136
1,062	Entergy Corp.	109,407
1,896	Evergy, Inc.	120,870
1,698	Eversource Energy	144,160
4,081	FirstEnergy Corp.	157,241
4,779	Iberdrola SA^	56,484
6,136	NextEra Energy, Inc.	523,585
2,368	OGE Energy Corp.	80,678
1,460	Pinnacle West Capital Corp.	94,155
1,092	Southern Co.	68,053
3,247	Xcel Energy, Inc.	209,724
		1,916,825

	Environmental & Facilites Services - 1.31%
531	Republic Services, Inc.	71,473

	Gas Utilities - 2.36%
1,399	Atmos Energy Corp.	128,876

	Multi-Utilities - 9.93%
922	Avista Corp.	36,705
4,384	CenterPoint Energy, Inc.	114,159
3,912	Dominion Energy, Inc.	297,038
842	DTE Energy Co.	95,441
		543,343

	Oil & Gas Storage & Transportation - 8.41%
1,161	Cheniere Energy, Inc.*	120,047
1,293	DT Midstream, Inc.	62,012
11,950	Kinder Morgan, Inc.	200,163
1,428	Targa Resources Corp.	78,069
		460,291

First Sentier American Listed Infrastructure Fund

Schedule of Investments (Continued)
at October 31, 2021

Shares		Value
	Railroads - 22.14%
400	Canadian National Railway Co.	$53,161
11,431	CSX Corp.	413,459
1,375	Norfolk Southern Corp.	402,944
1,413	Union Pacific Corp.	341,098
		1,210,662
	TOTAL COMMON STOCKS (Cost $4,116,909)	4,331,470

	REITs: 18.41%
	Real Estate - 18.41%
1,545	American Tower Corp.	435,644
190	CoreSite Realty Corp.	27,067
1,263	Crown Castle International Corp.	227,719
505	CyrusOne, Inc.	41,420
796	SBA Communications Corp.	274,883
	TOTAL REITs (Cost $898,685)	1,006,733

	Total Investments in Securities (Cost $5,015,594): 97.61%	5,338,203
	Other Assets in Excess of Liabilities: 2.39%	130,910
	Net Assets: 100.00%	$5,469,113

* Non-income producing security.
^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier Funds
STATEMENTS OF ASSETS AND LIABILITIES
at October 31, 2021

	First Sentier Global Listed Infrastructure Fund	First Sentier American Listed Infrastructure Fund
ASSETS
Investments, at value (cost $64,489,740 and $5,015,594, respectively)	$68,263,389	$5,338,203
Cash	7,105,435	111,480
Foreign cash, at value (cost $68,548 and $0, respectively)	68,392	-
Receivables
Due from Adviser	-	14,771
Securities sold	-	108,255
Fund shares sold	531,764	-
Dividends and interest	71,654	4,607
Dividend tax reclaim	55,899	75
Prepaid expenses	15,267	16,040
Total assets	76,111,800	5,593,431

LIABILITIES
Payables
Securities purchased	5,438,935	80,862
Due to Adviser	21,640	-
Administration and fund accounting fees	17,618	16,490
Audit fees	21,000	16,600
Shareholder servicing fees	5,506	-
Transfer agent fees and expenses	6,811	3,401
Reports to shareholders	1,127	1,251
Legal fees	679	701
Trustee fees and expenses	144	-
Custody fees	7,798	2,593
Chief Compliance Officer fee	2,189	2,187
Accrued expenses	210	233
Total liabilities	5,523,657	124,318

NET ASSETS	$70,588,143	$5,469,113

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,917,653	451,333

Net asset value, redemption price and offering price per share	$11.93	$12.12

COMPONENTS OF NET ASSETS
Paid-in capital	$63,331,316	$4,854,873
Total distributable earnings	7,256,827	614,240
Total net assets	$70,588,143	$5,469,113

The accompanying notes are an integral part of these financial statements.

First Sentier Funds
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2021

	First Sentier Global Listed Infrastructure Fund	First Sentier American Listed Infrastructure Fund*
NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $64,622 and $457, respectively)	$1,692,043	$64,827
Total income	1,692,043	64,827

Expenses
Advisory fees (Note 4)	481,206	23,290
Administration and fund accounting fees (Note 4)	104,542	82,074
Shareholder servicing fees (Note 5)	64,071	-
Custody fees (Note 4)	44,436	12,927
Transfer agent fees and expenses (Note 4)	41,192	15,983
Registration fees	25,536	12,834
Audit fees	21,000	16,600
Trustee fees and expenses	14,365	10,368
Chief Compliance Officer fees (Note 4)	13,439	10,937
Legal fees	9,146	6,004
Miscellaneous	8,047	4,539
Shareholder reporting	4,743	3,860
Insurance expense	2,759	758
Interest Expense (Note 6)	207	-
Total expenses before fee waiver and expense reimbursement	834,689	200,174
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(225,162)	(176,883)
Net expenses	609,527	23,291
Net investment income	1,082,516	41,536

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on transactions from:
Investments	3,353,043	250,326
Foreign currency	18,796	(234)
Net change in unrealized appreciation/(depreciation) on:
Investments	6,559,634	322,609
Foreign currency	(836)	(2)
Net realized and unrealized gain on investments and foreign currency	9,930,637	572,699
Net increase in net assets resulting from operations	$11,013,153	$614,235

*	For the period December 29, 2020 through October 31, 2021.

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,082,516	$724,543
Net realized gain on transactions from:
Investments	3,353,043	116,067
Foreign currency	18,796	4,482
Net change in unrealized appreciation/(depreciation) on:
Investments	6,559,634	(4,976,367)
Foreign currency	(836)	(414)
Net increase/(decrease) in net assets resulting from operations	11,013,153	(4,131,689)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,458,746)	(1,303,427)
Total dividends and distributions	(1,458,746)	(1,303,427)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,758,658	25,741,477
Proceeds from shares issued in reinvestment of dividends	1,401,097	1,226,207
Cost of shares redeemed	(6,589,364)	(700,015)
Net increase in net assets resulting from capital share transactions	4,570,391	26,267,669

Total increase in net assets	14,124,798	20,832,553

NET ASSETS
Beginning of year	56,463,345	35,630,792

End of year	$70,588,143	$56,463,345

CHANGES IN SHARES OUTSTANDING
Shares sold	839,694	2,391,086
Shares issued in reinvestment of dividends	129,852	109,190
Shares redeemed	(567,112)	(66,289)
Net increase in shares outstanding	402,434	2,433,987

The accompanying notes are an integral part of these financial statements.

First Sentier American Listed Infrastructure Fund
STATEMENT OF CHANGES IN NET ASSETS

December 29, 2020*
through
October 31, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$41,536
Net realized gain/(loss) on transactions from:
Investments	250,326
Foreign currency	(234)
Net change in unrealized appreciation/(depreciation) on:
Investments	322,609
Foreign currency	(2)
Net increase in net assets resulting from operations	614,235

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,854,878
Net increase in net assets resulting from capital share transactions	4,854,878

Total increase in net assets	5,469,113

NET ASSETS
Beginning of period	-

End of period	$5,469,113

CHANGES IN SHARES OUTSTANDING
Shares sold	451,333
Net increase in shares outstanding	451,333

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

					February 28, 2017*
	Year Ended	Year Ended	Year Ended	Year Ended	through
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of period	$10.24	$11.56	$9.90	$11.17	$10.00

Income from investment operations:
Net investment income	0.19	0.13	0.17	0.18	0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	1.77	(1.10)	1.76	(0.73)	0.95
Total from investment operations	1.96	(0.97)	1.93	(0.55)	1.17

Less dividends and distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.16)	(0.32)	-
Distributions from net realized gains	(0.14)	(0.19)	(0.11)	(0.40)	-
Total dividends and distributions	(0.27)	(0.35)	(0.27)	(0.72)	-

Net asset value, end of period	$11.93	$10.24	$11.56	$9.90	$11.17

Total return	19.36%	-8.62%	19.90%	-5.19%	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$70,588	$56,463	$35,631	$13,912	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	1.30%	1.50%	1.93%	3.52%	4.53	%++
After fee waivers and expense reimbursement	0.95%	0.94%	0.94%	0.91%	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.34%	1.05%	1.14%	(0.19%)	(0.32	%)++
After fee waivers and expense reimbursement	1.69%	1.61%	2.13%	2.42%	3.22	%++
Portfolio turnover rate	56.09%	61.67%	41.26%	60.14%	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

First Sentier American Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

	December 29, 2020*
	through
	October 31, 2021
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain on investments and foreign currency	2.03
Total from investment operations	2.12

Net asset value, end of period	$12.12

Total return	21.20	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$5,469
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	6.45	%++
After fee waivers and expense reimbursement	0.75	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(4.36	%)++
After fee waivers and expense reimbursement	1.34	%++
Portfolio turnover rate	58.21	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021

NOTE 1 - ORGANIZATION

The First Sentier Global Listed Infrastructure Fund (the “Global Listed Fund”) and the First Sentier American Listed Infrastructure Fund (the “American Listed Fund”), (each, a ‘Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Global Listed Fund is diversified and the American Listed Fund is non-diversified. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Global Listed Fund and the American Listed Fund is to seek to achieve growth of capital and inflation-protected income.  The Global Listed Fund and the American Listed Fund currently offer Class I shares.  The Global Listed Fund’s Class I shares commenced operations on February 28, 2017.  The American Listed Fund’s Class I shares commenced operations on December 29, 2020.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Global Listed Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific lot identification.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Global Listed Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2021, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

                                         Total Distributable Earnings             Paid-in Capital

Global Listed Fund                              $176                                     $(176)

American Listed Fund                               5                                           (5)

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: Effective February 28, 2021, the Global Listed Fund does not charge a redemption fee.  Prior to February 28, 2021, the Fund charged a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees were retained by the Fund and accounted for as an addition to paid-in capital.  During the period November 1, 2020 through February 28, 2021, the Fund did not collect redemption fees.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of October 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 p.m. EST).

Equity Securities: Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. EST.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of each Fund’s securities traded on those foreign exchanges. The Funds utilize a

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First Sentier Investments (US) LLC (the “Adviser”) anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of October 31, 2021:

Global Listed Fund

	Level 1	Level 2	Level 3	Total

Common Stocks
Communication Services	$-	$1,021,378	$-	$1,021,378
Energy	3,472,731	-	-	3,472,731
Industrials	8,836,112	14,154,931	-	22,991,043
Utilities	24,390,164	8,107,796	-	32,497,960
Total Common Stocks	36,699,007	23,284,105	-	59,983,112
MLP Investments	1,533,758	-	-	1,533,758
REITs	6,746,519	-	-	6,746,519
Total Investments in Securities	$44,979,284	$23,284,105	$-	$68,263,389

American Listed Fund

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$460,291	$-	$-	$460,291
Industrials	1,282,135	-	-	1,282,135
Utilities	2,532,560	56,484	-	2,589,044
Total Common Stocks	4,274,986	56,484	-	4,331,470
REITs	1,006,733	-	-	1,006,733
Total Investments in Securities	$5,281,719	$56,484	$-	$5,338,203

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds do not currently enter into derivatives transactions.  Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Funds with investment management services under an investment advisory agreement.  The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, each Fund pays the Adviser a monthly management fee.  The Funds each pay fees calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has delegated the day-to-day investment management of the Funds to First Sentier Investors (Australia) IM Ltd (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the period ended October 31, 2021, the Global Listed Fund and the American Listed Fund incurred advisory fees of $481,206 and $23,290, respectively.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the shareholder servicing plan fee) to the extent necessary to limit each Fund’s total annual fund operating expenses as a percent of average daily net assets as follows:

Global Listed Fund                                   0.85%
American Listed Fund                              0.75%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended October 31, 2021, the Adviser reduced its fees in the amount of $225,162 and $176,883 in the Global Listed Fund and the American Listed Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least February 27, 2022 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	10/31/2022	10/31/2023	10/31/2024	Total
Global Listed Fund	$226,253	$249,900	$225,162	$701,315
American Listed Fund	-	-	176,883	176,883

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2021 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”). On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside.  The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.10% of each Funds’ average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  The shareholder servicing fee accrual is set at 0.00% through at least February 27, 2022 for the American Listed Fund.  The shareholder servicing fees accrued by the Global Listed Fund for the year ended October 31, 2021 are disclosed in the statements of operations.

NOTE 6 – LINE OF CREDIT

The Global Listed Fund has a secured line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended October 31, 2021, the Fund had an outstanding average daily balance of $6,268, a weighted average interest rate of 3.25%, and paid $207 in interest. The maximum amount outstanding was $803,000.  At October 31, 2021, the Fund did not have any outstanding loan amounts.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                                      Cost of Purchases                         Proceeds from Sales
Global Listed Fund                                            $44,176,043                                     $34,995,018
 American Listed Fund                                          6,850,978                                         2,076,695

The Funds had no purchases or sales of U.S. government securities during the period ended October 31, 2021.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The American Listed Fund did not make a distribution during the period ended October 31, 2021.  The tax character of distributions paid by the Global Listed Fund during the year ended October 31, 2021 and the year ended October 31, 2020 was as follows:

                                                    October 31, 2021              October 31, 2020
Ordinary income                               $695,359                           $1,021,906
Long-term capital gains                     763,387                                281,521

As of October 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Global Listed Fund	American Listed Fund

Cost of investments (a)	$65,119,881	$5,018,140
Gross unrealized appreciation	$6,763,031	$396,926
Gross unrealized depreciation	(3,619,523)	(76,863)
Net unrealized appreciation (a)	3,143,508	320,063
Net unrealized depreciation on foreign currency	(639)	(2)
Undistributed ordinary income	2,470,155	294,073
Undistributed long-term capital gain	1,643,803	106
Total distributable earnings	4,113,958	294,179
Total accumulated earnings/(losses)	$7,256,827	$614,240

(a) The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to wash sales and partnerships.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Funds’ net asset value and total return.  The Funds’ most recent prospectus provides further descriptions of the Funds’ investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases;

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Infrastructure Companies Risk (Both Funds). Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•
Concentration Risk (Both Funds).  Since the securities of companies in the same industry or group of industries will comprise a significant portion of each Fund’s portfolio, the Funds will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•
Emerging Markets Risk (Global Listed Fund).  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•
Stapled Securities Risk (Both Funds).   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Real Estate Investment Trust (REIT) Risk (Both Funds).  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Funds will bear a proportionate share of those expenses.

•
Limited Partnership and MLP Risk (Global Listed Fund).  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2021 (Continued)

also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.
•
Non-Diversification Risk (American Listed Fund). To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of October 31, 2021:

Fund	Shareholder	Percent of Shares Held
Global Listed Fund	Capinco, c/o U.S. Bank N.A.	95.76%

American Listed Fund	First Sentier Seed Trust No.1,	59.33%
	Re Limited Tr U/A 12/03/2020
	Randy Paas IRA, c/o U.S. Bank N.A.	34.45%

NOTE 11 – OTHER TAX INFORMATION

The Funds have declared distributions to be paid, on December 10, 2021, to shareholders of record on December 9, 2021 as follows:

	Long-Term Capital Gain	Short-Term Capital Gain	Income
Global Listed Fund	$0.27676	$0.24485	$0.20760066

American Listed Fund	$0.00024	$0.56005	$0.14100537

First Sentier Funds

Expense Example – at October 31, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/21 – 10/31/21).

Actual Expenses
For each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Sentier Global Listed Infrastructure Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/21	10/31/21	5/1/21 – 10/31/21

Actual	$1,000.00	$1,008.50	$4.81

Hypothetical	$1,000.00	$1,020.42	$4.84
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

First Sentier American Listed Infrastructure Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/21	10/31/21	5/1/21 – 10/31/21

Actual	$1,000.00	$1,060.40	$3.90

Hypothetical	$1,000.00	$1,021.42	$3.82
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First Sentier Global Listed Infrastructure Fund
First Sentier American Listed Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First Sentier Global Listed Infrastructure Fund and First Sentier American Listed Infrastructure Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting First Sentier Funds	Statement of operations	Statements of changes in net assets	Financial highlights
First Sentier Global Listed Infrastructure Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021, and for the period February 28, 2017 (commencement of operations) to October 31, 2017.

First Sentier American Listed Infrastructure Fund	For the period December 29, 2020 (commencement of operations) to October 31, 2021	For the period December 29, 2020 (commencement of operations) to October 31, 2021	For the period December 29, 2020 (commencement of operations) to October 31, 2021.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2021

First Sentier Funds

NOTICE TO SHAREHOLDERS at October 31, 2021 (Unaudited)

For the year ended October 31, 2021, the Global Listed Fund designated $695,359 as ordinary income for purposes of the dividends paid deduction.  For the year ended October 31, 2021, the Global Listed Fund designated $763,387 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Global Listed Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the Global Listed Fund, the percentage of dividends declared from net investment income designated as qualified dividend income for the year ended October 31, 2021 was 90.56%.

For corporate shareholders in the Global Listed Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2021 was 63.82%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Global Listed Fund was 0.00%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-888-898-5040.

First Sentier Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)

Gail S. Duree (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to July 2019); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

David G. Mertens (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Joe D. Redwine (age 74) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC and its predecessors (May 1991 to July 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Raymond B. Woolson (age 62) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since January 2020. Indefinite term; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 20 portfolios), DoubleLine Opportunistic Credit Fund, DoubleLine Selective Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present.

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 52) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).

Cheryl L. King (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Kevin J. Hayden (age 50) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).

Richard R. Conner (age 39) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).

Michael L. Ceccato (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (February 2008 to present).

Michelle L. Sanville-Seebold (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Deputy Chief Compliance Officer	Indefinite term; since September 2021.	Vice President, U.S. Bank Global Fund Services (August 2014 to present).

Elaine E. Richards, Esq. (age 53) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 888-898-5040 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

First Sentier Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First Sentier Investors (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
First Sentier Investors (Australia) IM Ltd
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

(b)  Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$30,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   1/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   1/7/2022

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   1/6/2022

* Print the name and title of each signing officer under his or her signature.